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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 31, 1998


                             QUARTERDECK CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-19207                95-4320650
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S.Employer
Incorporation or Organization)                               Identification No.)

         13160 MINDANAO WAY
       MARINA DEL REY, CALIFORNIA                                       90292
(Address of Principal Executive Offices)                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 309-3700



                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.    Other Events.

        On March 31, 1998, Quarterdeck Corporation announced that it expects that net revenues for the quarter ending March 31, 1998, will be approximately 20-25% less than net revenues for the December quarter. A copy of the press release dated March 31, 1998 with respect to the expected net revenues is filed herewith as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

        The following is filed as an exhibit to this Current Report on Form 8-K:

        99.1   Press Release dated March 31, 1998


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


Dated:  March 31, 1998                      QUARTERDECK CORPORATION



                                            By: /s/ Frank R. Greico
                                                --------------------------------
                                                   Frank R. Greico
                                                   Senior Vice President and
                                                   Chief Financial Officer